SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. )


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      The Prudential Variable Contract Account-2
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                   THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-2
                                751 Broad Street
                              Newark, NJ 07102-3777

Dear Contractholder/Participant:

     You are hereby notified that The Prudential Variable Contract Account-2 ("VCA-2") will hold a special meeting of persons having a right to vote with respect to VCA-2 in the offices of The Prudential Insurance Company of America, Gateway Center 3, 100 Mulberry Street, 14th Floor, Newark, New Jersey on February 9, 2001 at 9:00 a.m. Eastern time for the following purposes:

     1. To approve a new "managers-of-managers" structure for VCA-2 under which the VCA-2 Committee may enter into and make changes to subadvisory agreements without approval of persons having voting rights.

     2. To approve a new management agreement with Prudential Investments Fund Management LLC.

     3. To approve a new subadvisory agreement with Jennison Associates LLC, an affiliate of The Prudential Insurance Company of America.

     4. To transact such other business as may properly come before the meeting or any adjournments thereof.

The VCA-2 Committee has fixed the close of business on December 29, 2000 as the record date for the determination of persons entitled to notice of, and to vote at, this meeting and any adjournments thereof.


                                                     By order of the Committee


                                                     Christopher Sprague,
                                                     Secretary
January 23, 2001

                   THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-2
                 SPECIAL MEETING OF PERSONS HAVING VOTING RIGHTS
                                FEBRUARY 9, 2001

                                 PROXY STATEMENT

     The Committee of The Prudential Variable Contract Account-2 ("VCA-2" or the "Account") solicits your voting instructions for the special meeting of persons having voting rights in VCA-2 scheduled for February 9, 2001, and any and all adjournments thereof. This proxy statement and the voting instruction form will be first mailed to persons having voting rights on or about January 23, 2001.

     This proxy statement provides information about the three proposals on which we seek your vote. The proposals seek your approval to adopt a "manager-of-managers" structure to govern VCA-2, to enter into a new management agreement, and to enter a new subadvisory agreement. ADVISORY FEES PAID BY VCA-2 WILL NOT CHANGE AS A RESULT OF THESE PROPOSALS.

     THE VCA-2 COMMITTEE HAS CONSIDERED EACH OF THE PROPOSALS AND DETERMINED THAT APPROVAL IS IN THE BEST INTEREST OF VCA-2 PARTICIPANTS. We provide more detail about these proposals below.

THE PROPOSALS

     Three proposals are being considered at the Special Meeting:

     o To approve a manager-of-managers structure for VCA-2 under which the VCA-2 Committee may enter into and make changes to subadvisory agreements without approval of persons having voting rights ("Proposal 1").

     o To approve a new management agreement with Prudential Investments Fund Management LLC ("PIFM") ("Proposal 2").

     o To approve a new subadvisory agreement with Jennison Associates LLC ("Jennison"), an affiliate of The Prudential Insurance Company of America ("Prudential") ("Proposal 3").

WHO VOTES?

     Under most Section 403(b) plans, participants have voting rights in VCA-2 and this proxy statement will be sent to them. Under some qualified plans, the contractholder will have the voting rights. In general, for qualified plans with a trustee, we will send the proxy statement to the contractholder so it can determine whether the plan provides for voting by the contractholder or the participants.

     Voting rights are determined as of the close of business on the record date of December 29, 2000. The person having voting rights is entitled to the number of votes and fractions thereof equal to the number of dollars and fractions thereof in the individual accumulation account(s) in VCA-2, or for annuitants, the number of dollars and fractions thereof equal in value to portion of the assets in VCA-2 to meet the annuity obligations. As of the record date of December 29, 2000, there were 16,421,857 VCA-2 units outstanding and eligible for voting rights. Prudential is entitled to vote 58,340 units (0.4% of the Account) representing its own funds invested in VCA-2 as of the record date of December 29, 2000. Prudential will cast its votes in the same proportions as all other persons having voting rights represented at the meeting in person or by proxy. For example, if 90% of the persons having voting rights who vote are in favor of a proposal, Prudential will cast 90% of its votes in favor of the proposal.

     VCA-2 units are voted in accordance with voting instructions received from persons having voting rights in VCA-2 as of the record date of December 29, 2000. When we refer to "you" in this proxy statement, we are referring to persons having voting rights in VCA-2. If you abstain, your vote will effectively be a vote against the proposal. If you submit a properly executed voting instruction form but omit instructions with respect to any proposal, we will vote the appropriate number of VCA-2 units as if you had given instructions to vote for approval of the proposal.

REQUIRED VOTE

     We will adopt each proposal if it is approved by the vote of a majority of units in VCA-2. The federal securities law defines a majority of units as the lesser of (a) a vote of 67% or more of VCA-2 units whose holders are present or represented by a proxy at the meeting if the holders of more than 50% of all units are present in person or represented at the meeting, or (b) a vote of more than 50% of all VCA-2 units. If only Proposals 2 and 3 are approved, we will implement the new agreements without the manager-of-managers authority. If less than all three proposals are approved, the VCA-2 Committee will meet and may determine not to implement one or both of the Proposals that were approved.

HOW CAN I VOTE?

     o BY MAIL: By signing, dating, voting, and returning the proxy card in the enclosed postage paid envelope.

     o BY PHONE: With a toll-free call to 1-888-221-0697 between 9:00 a.m. and 10:00 p.m. (Eastern Time).

     o BY INTERNET: By signing onto the Internet site listed on your proxy card and entering the proper information, including the control number also listed on your proxy card.

     o    IN PERSON: By attending the meeting and voting your units.

     If you have questions regarding this proxy statement, please call (877) 778-5008, from 8 a.m. to 6 p.m. Eastern Time, Monday through Friday.

     For your voting instructions to be effective, we must receive them prior to the close of business on February 2, 2001. You may revoke your instructions by notifying in writing VCA-2, at 751 Broad Street, Newark, NJ 07102-3777, prior to the close of business on February 2, 2001. Alternatively, you may attend the meeting and vote in person, in which case any prior instructions you provided will be revoked.

OTHER INFORMATION

     As of December 31, 2000, the members of the Committee and the officers of VCA-2 owned less than 5% of VCA-2 units. To the knowledge of VCA-2, no owner of record owned beneficially more than 5% of outstanding VCA-2 units as of December 31, 2000. None of VCA-2's executive officers has any substantial economic interest in any matter to be acted upon at the meeting.

     This solicitation is being made by mail, but it may also be made by telephone, facsimile, or personal interview. As explained below, Prudential or one of its affiliates, not VCA-2, will bear the cost of the solicitation.

     For a proposal to be presented at a special meeting of persons having voting rights, we must receive the proposal a reasonable time before the solicitation of proxies is made. Usually, the proposal must arrive 90 days before the mailing. We do not ordinarily hold annual meetings, so proposals are presented only when special meetings are held. Therefore, we will retain all proposals received from persons with voting rights. Those proposals will then be eligible to be considered for distribution with the proxy materials for the next special meeting.

OBTAINING A COPY OF THE ANNUAL OR SEMI-ANNUAL REPORT

     VCA-2'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, c/o PRUDENTIAL RETIREMENT SERVICES, 30 SCRANTON OFFICE PARK, SCRANTON, PA 18507-1789 OR BY CALLING (800) 458-6333 (TOLL FREE).

                                   PROPOSAL 1

              TO APPROVE A MANAGER-OF-MANAGERS STRUCTURE FOR VCA-2

     The VCA-2 Committee, including all of the independent members, has approved, and recommends that persons having voting rights in VCA-2 approve, a proposal to adopt a manager-of-managers structure to govern VCA-2. THIS NEW STRUCTURE WILL NOT CHANGE ADVISORY FEES PAID BY VCA-2.

     Under a manager-of-managers structure, VCA-2's investment manager will be authorized to select (with approval of the Committee's independent members) one or more subadvisers to handle the actual day-to-day investment management of VCA-2. (The investment manager, not VCA-2, pays the fee of any subadviser, so VCA-2 expenses do not increase when a subadviser is hired.) Under this structure, the investment manager will monitor each subadviser's performance through quantitative and qualitative analysis and periodically report to the VCA-2 Committee as to whether each subadviser's agreement should be renewed, terminated or modified. The investment manager is also responsible for allocating assets among the subadvisers if VCA-2 has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of VCA-2's assets, and the investment manager can change the allocations without approval of the VCA-2 Committee or persons having voting rights.

     Currently, VCA-2 must prepare a proxy statement and obtain approval from persons having voting rights for any subadvisory agreement. Under the proposed manager-of-managers structure, approval of persons having voting rights would not be required. Instead, the investment manager (with approval of the Committee's independent members) could hire new subadvisers and amend their agreements without incurring the expense and delay of a proxy statement and a meeting of persons having voting rights. Nevertheless, even though approval of persons having voting rights would not be required, VCA-2 would send persons having voting rights an information statement containing substantially all of the information about the new subadviser and the new or amended subadvisory agreement that would otherwise have been included in a proxy statement. Prudential and the VCA-2 Committee believe that this structure allows advisory changes, if any, to be made more quickly and efficiently, without sacrificing the quality of service to investors.

     The manager-of-managers structure is permitted under an order issued by the Securities and Exchange Commission ("SEC"). That order requires that we seek your approval of the structure before we implement it. It is that approval that we seek with Proposal 1. The current order permits us to hire or amend subadvisory agreements, without approval of persons having voting rights, only with subadvisers that are not affiliated with Prudential.

     VCA-2 intends to seek an amendment to the current order or a new order from the SEC permitting us to (1) hire one or more new affiliated subadvisers without approval of persons having voting rights; (2) amend existing agreements with affiliated subadvisers without approval of persons having voting rights; and (3) disclose only the aggregate fees (both as a dollar amount and as a percentage of VCA-2's net assets) paid to each unaffiliated subadviser ("Aggregate Fee Disclosure") by the investment manager, not VCA-2. With Proposal 1, we seek your approval to extend the manager-of-managers structure to affiliated subadvisers and to permit Aggregate Fee Disclosure if and when we obtain such an order from the SEC.

We will, of course, comply with any condition imposed by the SEC under any new or amended order.

     If persons having voting rights approve all three Proposals described in this Proxy Statement, the initial investment manager will be PIFM, the Prudential subsidiary primarily responsible for mutual fund management, and the initial subadviser will be Jennison, the Prudential subsidiary primarily responsible for day-to-day management of equity funds. (Proposals 2 and 3 below provide more information about PIFM and Jennison.) Initially 100% of VCA-2's assets will be managed by Jennison. PIFM does not currently intend to recommend that any additional subadvisers be added because of Jennison's strong performance record. PIFM, however, will continue to monitor Jennison's performance and may determine to recommend additional subadvisers. If one or more subadvisers are added to VCA-2, PIFM will be responsible for determining the allocation of assets among the subadvisers and will have the flexibility to increase the allocation to any one subadviser to as much as 100% and decrease the allocation to any one subadviser to as little as 0%. It is possible that PIFM will continue to be satisfied with the performance record of Jennison and not recommend any additional subadvisers. The manager-of-managers structure we are asking persons having voting rights to approve will give VCA-2 the flexibility to efficiently retain additional subadvisers, but it is possible that no subadvisers will be added.

MATTERS CONSIDERED BY THE COMMITTEE

     On August 22, 2000, the VCA-2 Committee, including all of the independent members, approved the proposal to present the manager-of-managers structure to persons having voting rights. The VCA-2 Committee received materials discussing this type of management structure in advance of the meeting and had the opportunity to ask questions and request further information in connection with such consideration. The VCA-2 Committee considered that the fee would not change as a result of the proposal and that the new manager-of-managers structure will provide an opportunity to hire subadvisers and amend their subadvisory agreements more efficiently and with less expense. The VCA-2 Committee also considered that PIFM has substantial experience in evaluating investment advisers and that PIFM will bring that experience to the task of evaluating the current subadviser for VCA-2 and any potential new subadviser. The VCA-2 Committee concluded that adopting the manager-of-managers structure was in the best interest of VCA-2 and persons having voting rights in VCA-2.

THE COMMITTEE OF VCA-2  RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

                                   PROPOSAL 2

                 TO APPROVE A NEW MANAGEMENT AGREEMENT FOR VCA-2

     The VCA-2 Committee, including all of the independent members, has approved, and recommends that persons having voting rights approve, a proposal to adopt a new management agreement with PIFM (the "New Agreement") (attached as Exhibit A). ADVISORY FEES PAID BY VCA-2 WILL NOT CHANGE UNDER THE NEW AGREEMENT.

     The New Agreement includes two primary changes. First, a Prudential subsidiary, rather than Prudential itself, will serve as the investment manager. Second, the New Agreement reflects the manager-of-managers structure, described in Proposal 1.

     Under the New Agreement, PIFM, an indirect wholly-owned subsidiary of Prudential, will serve as the investment manager. Under the previous agreement, Prudential was the investment manager. PIFM already serves as investment manager to most funds in the Prudential mutual fund family, and the VCA-2 Committee and management determined that it was appropriate to centralize responsibility for overall mutual fund investment management in one Prudential subsidiary to the extent possible. This change does not affect the personnel providing the actual day-to-day investment management of VCA-2. In fact, effective September 29, 2000, PIFM began serving as the investment manager to VCA-2 under an interim agreement described in more detail below.

     Set forth below is additional information about the previous management agreement, the interim agreement, the New Agreement and the new investment manager, PIFM.

PREVIOUS AGREEMENT

     Until September 29, 2000, Prudential served as the investment manager of VCA-2 under an investment management agreement dated January 9, 1968 (the "Previous Agreement"). The Previous Agreement was last submitted to persons having voting rights in VCA-2 for approval on May 29, 1969. It was last renewed by unanimous vote of the VCA-2 Committee on May 23, 2000.

     Prudential is a mutual insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is currently considering reorganizing itself into a publicly-traded stock company through a process known as "demutualization." Prudential is working toward completing the demutualization process in 2001, although there is no certainty that the demutualization will be completed by that time or that the necessary approvals will be obtained. Also, it is possible that after careful review, Prudential could decide not to demutualize or could delay its plans.

     Under the Previous Agreement, Prudential was responsible for the day-to-day investment management of VCA-2, including selecting its investments. Prudential (or a subadviser, under Prudential's supervision) was responsible for the selection of brokers and dealers to effect all transactions. Under the Previous Agreement, Prudential bore the expenses for investment advisory services incurred in connection with the purchase and sale of securities (but not the brokers' commissions and transfer taxes and other charges and fees attributable to investment transactions), the salaries and expenses of all VCA-2 Committee members, officers, and employees reasonably necessary for VCA-2's operations, and the expenses for the facilities of VCA-2. Prudential also was responsible for the administrative and record keeping functions of VCA-2 and paid the expenses associated with them.

     For its investment advisory services, VCA-2 paid Prudential an advisory fee equal to 0.125% per year of the average daily net assets of VCA-2. In 1999, VCA-2 paid Prudential $732,745 for providing investment management services.

AFFILIATED BROKER

     Under the Previous Agreement, Prudential or a subadviser placed all orders for the purchase or sale of securities on behalf of VCA-2. Prudential and any subadviser were authorized to place agency transactions with Prudential Securities Incorporated ("PSI"), an indirect wholly-owned subsidiary of Prudential, if the commissions were fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.

     In 1999, PSI earned brokerage commissions of $23,040 from VCA-2 for executing portfolio transactions on behalf of VCA-2. During 1999, 1.2% of the total VCA-2 brokerage commissions were paid to PSI, and PSI effected 1.7% of VCA-2's transactions involving the payment of commission (calculated based on the dollar amount of those transactions).

OTHER FEES PAID TO PRUDENTIAL OR PRUDENTIAL AFFILIATES

     Prudential charges VCA-2 a daily charge of 0.25% of the net asset value of VCA-2 for assuming expense risks and 0.125% for assuming mortality risks. In 1999 VCA-2 paid Prudential $1,465,489 for assuming expense risks and $732,745 for assuming mortality risks. Prudential also receives an annual administration fee charged against the accumulation account of each participant. This charge varies with each contract but is not more than $30 for any accounting year. During 1999, Prudential collected $23,655 in these charges. Also, certain purchase payments made under a contract on behalf of a participant have a sales charge. The sales charges imposed on purchase payments to VCA-2 during 1999 were $6,721. These fees will not change as a result of this proposal.

OTHER PRUDENTIAL SERVICE PROVIDERS

     Prudential Investment Management Services LLC ("PIMS"), an indirect wholly-owned subsidiary of Prudential, acts as the principal underwriter for VCA-2. PIMS is located at Gateway Center 3, 100 Mulberry Street, Newark, NJ 07102. Under the terms of the distribution agreement Prudential, not VCA-2, is responsible for compensating PIMS. VCA-2 does not pay any fee to PIMS.

INTERIM AGREEMENT

     On September 29, 2000, the Committee of VCA-2 approved an interim management agreement under which PIFM became the investment manager for VCA-2 (the "Interim Agreement"). The Interim Agreement superseded the Previous Agreement as of that date. The federal securities laws permit VCA-2 to operate under this interim agreement for up to 150 days until persons having voting rights approve an agreement with the new manager, PIFM. The terms of the Interim Agreement are substantially similar to the Previous Agreement, except that PIFM, not Prudential, is the investment manager. Advisory fees are the same, and the fees are put in escrow until the meeting of persons having voting rights set for February 9, 2001.

NEW AGREEMENT

     Under the New Agreement, VCA-2 would receive investment advisory services from PIFM. PIFM is a wholly-owned subsidiary of PIFM Holdco, Inc. ("PPHCo"), which is a wholly-owned subsidiary of Prudential Asset Management Holding Company ("PAMHCo"), which a wholly-owned subsidiary of Prudential. The address for PIFM, PPHCo and PAMHCo is Gateway Center 3, 100 Mulberry Street, Newark, NJ 07102.

     PIFM serves as manager to almost all the other investment companies that comprise the Prudential mutual fund complex. As of June 30, 2000, PIFM managed and /or administered open-end and closed-end management investment companies with assets of approximately $76 billion.

     The New Agreement is attached as Exhibit A. In brief, the New Agreement provides that:

     o PIFM will administer VCA-2's business affairs and supervise VCA-2's investments and PIFM may engage one or more subadvisers for VCA-2, which will have primary responsibility for determining what investments VCA-2 will purchase, retain, and sell;

     o PIFM (or the subadviser, acting under PIFM's supervision) will select brokers to effect trades for VCA-2, and may pay a higher commission to a broker that provides research services;

     o PIFM will pay the salaries and expenses of any Committee member, employee, or officer of VCA-2 and all expenses incurred by PIFM in connection with managing VCA-2's business, except brokers' commissions, transfer taxes, and other charges and fees attributable to investment transactions, any other local, state or federal taxes, fidelity bond and insurance, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of VCA-2's business, and any expenses assumed by VCA-2 under any distribution plan;

     o    PIFM will pay any subadvisory fee;

     o PIFM will charge the same advisory fee as Prudential charged VCA-2 under the Previous Agreement;

     o    PIFM may replace VCA-2's subadviser or amend a subadvisory agreement;
          and

     o If VCA-2 has more than one subadviser, PIFM will determine the allocation of assets among VCA-2 's subadvisers.

     The table below lists the name and principal occupation of PIFM's principal executive officers. (PIFM has no directors.) The address of each person is Gateway Center 3, 100 Mulberry Street, Newark, NJ 07102-4077.



              NAME                           POSITION WITH PIFM                     PRINCIPAL OCCUPATIONS
---------------------------------- --------------------------------------- -----------------------------------------
David R. Odenath, Jr.              President, Chief Executive Officer      President, Chief Executive Officer and
                                   and Chief Operating Officer             Chief Operating Officer, PIFM; Senior
                                                                           Vice President, Prudential
---------------------------------- --------------------------------------- -----------------------------------------
Robert F. Gunia                    Executive Vice President and Chief      Executive Vice President and Chief
                                   Administrative Officer                  Administrative Officer, PIFM; Vice
                                                                           President, Prudential; President,
                                                                           Prudential Investment Management
                                                                           Services LLC ("PIMS")
---------------------------------- --------------------------------------- -----------------------------------------
William V. Healey                  Executive Vice President, Chief Legal   Executive Vice President, Chief Legal
                                   Officer and Secretary                   Officer and Secretary, PIFM; Vice
                                                                           President and Associate General
                                                                           Counsel, Prudential; Senior Vice
                                                                           President, Chief Legal Officer and
                                                                           Secretary, PIMS
---------------------------------- --------------------------------------- -----------------------------------------
Theodore F. Kilkuskie              Executive Vice President                Executive Vice President, PIFM
---------------------------------- --------------------------------------- -----------------------------------------
Ajay Sawhney                       Executive Vice President                Executive Vice President, PIFM
---------------------------------- --------------------------------------- -----------------------------------------
Judy A. Rice                       Executive Vice President                Executive Vice President, PIFM
---------------------------------- --------------------------------------- -----------------------------------------
Lynn M. Waldvogel                  Executive Vice President                Executive Vice President, PIFM
---------------------------------- --------------------------------------- -----------------------------------------


     There are several officers of VCA-2 who are also officers of the proposed investment adviser, PIFM. The table below lists people who are officers of both VCA-2 and PIFM.


              NAME                          POSITION WITH VCA-2                       POSITION WITH PIFM
---------------------------------- --------------------------------------- -----------------------------------------
David R. Odenath, Jr.              President                               President, Chief Executive Officer and
                                                                           Chief Operating Officer
---------------------------------- --------------------------------------- -----------------------------------------
Robert F. Gunia                    Vice President                          Executive Vice President and Chief
                                                                           Administrative Officer
---------------------------------- --------------------------------------- -----------------------------------------
William V. Healey                  Assistant Secretary                     Executive Vice President, Chief Legal
                                                                           Officer and Secretary
---------------------------------- --------------------------------------- -----------------------------------------
Grace C. Torres                    Treasurer, Principal Financial &        Senior Vice President and Assistant
                                   Accounting Officer                      Treasurer
---------------------------------- --------------------------------------- -----------------------------------------


MATTERS CONSIDERED BY THE COMMITTEE

     On August 22, 2000, the VCA-2 Committee, including all of the independent Committee members, approved the proposal to present the New Agreement to persons having voting rights. The VCA-2 Committee received materials relating to the New Agreement in advance of the meeting and had the opportunity to ask questions and request further information in connection with such consideration. The VCA-2 Committee considered that the fee would not change as a result of this proposal. The VCA-2 Committee also considered that it was appropriate that PIFM, as the Prudential subsidiary specializing in mutual fund management, serve as manager for VCA-2, and that the change from Prudential to PIFM will not have an effect on the actual personnel who manage VCA-2. The VCA-2 Committee also considered that the other provisions of the New Agreement are substantially similar to the Previous Agreement. The VCA-2 Committee concluded that approving the New Agreement was in the best interest of VCA-2 and the persons having voting rights in VCA-2.

THE COMMITTEE OF VCA-2 RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

                                   PROPOSAL 3

                TO APPROVE A NEW SUBADVISORY AGREEMENT FOR VCA-2

     The VCA-2 Committee, including all of the independent members, has approved, and recommends that persons having voting rights approve, a proposal to adopt a new subadvisory agreement between PIFM and Jennison (the "New Subadvisory Agreement") (attached as Exhibit B). ADVISORY FEES PAID BY VCA-2 WILL NOT CHANGE AS A RESULT OF THIS PROPOSAL.

     Until September 18, 2000, Prudential Investment Corporation ("PIC") served as subadviser to VCA-2, providing day-to-day investment management of VCA-2's portfolio, under an agreement dated December 31, 1984 (the "Previous Subadvisory Agreement"). On September

18, 2000, subadvisory responsibilities were transferred to another Prudential subsidiary, Jennison. The transfer was part of a broader organizational transition, under which Prudential is transferring the equity management of its mutual funds from PIC to Jennison. Jennison is currently serving as subadviser under the interim subadvisory agreement, which is described below. Other than the change from PIC to Jennison and a change in the fee arrangement between VCA-2's investment manager and its subadviser, there are no material differences between the Previous Subadvisory Agreement and the New Subadvisory Agreement.

     Set forth below is additional information about the agreements and the new subadviser, Jennison.

PREVIOUS SUBADVISORY AGREEMENT

     The Previous Subadvisory Agreement dated December 31, 1984 was last submitted to persons having voting rights for approval on July 25, 1985 and was last renewed by the VCA-2 Committee on May 23, 2000. Subject to Prudential's supervision, substantially all of the investment management services provided by Prudential were furnished by its wholly-owned subsidiary, PIC. PIC is located at Gateway Center 3, 100 Mulberry Street, Newark, NJ 07102. Under the Previous Subadvisory Agreement, Prudential reimbursed PIC for its costs in providing services to VCA-2.

INTERIM SUBADVISORY AGREEMENT

     On August 22, 2000, the VCA-2 Committee approved an interim subadvisory agreement under which on September 18, 2000 Jennison became the subadviser for VCA-2. This interim agreement superseded the Previous Subadvisory Agreement as of that date. The federal securities laws permit VCA-2 to operate under an interim agreement for up to 150 days until persons having voting rights approve an agreement with Jennison. On September 29, 2000, the VCA-2 Committee approved an amended interim subadvisory agreement to reflect the fact that the investment manager changed on that date from Prudential to PIFM. The fees are put in escrow until the meeting of persons having voting rights set for February 9, 2001.

NEW SUBADVISORY AGREEMENT

     Under the New Subadvisory Agreement, VCA-2 would continue to receive subadvisory services from Jennison. Jennison, 466 Lexington Avenue, New York, NY 10017, is a wholly-owned subsidiary of PIC. PIC is a wholly-owned subsidiary of Prudential Asset Management Holding Company ("PAMHCo"), which is a wholly-owned subsidiary of Prudential. The address for PAMHCo is Gateway Center 3, 100 Mulberry Street, Newark, NJ 07102. Jennison has provided investment advice to a number of SEC-registered investment companies and other pooled investment vehicles since 1990. As of June 30, 2000, Jennison had assets under management of $63.5 billion.

     The New Subadvisory Agreement provides that PIFM will pay Jennison 0.125% of the average daily net assets for the portion of VCA-2 managed by Jennison. This proposal will not change VCA-2's fees since PIFM is responsible for compensating subadvisers from its investment advisory fee. In 1999, Prudential paid PIC $1,114,974 with respect to VCA-2. Had the proposed subadvisory fee been in place during 1999, Prudential would have paid PIC $732,745, which would have been a 34% decrease.

     The New Subadvisory Agreement is attached as Exhibit B. In brief, the New Subadvisory Agreement provides that:

     o Jennison will provide day-to-day management of the portion of VCA-2's portfolio allocated to it (initially 100%);

     o Jennison will select brokers to effect trades for VCA-2 and may pay a higher commission to a broker that provides research services;

     o    Jennison will maintain certain books and records on behalf of VCA-2;
          and

     o PIFM will be responsible for compensating Jennison for its services out of the investment advisory fee PIFM receives from VCA-2.

     The table below lists the name and principal occupation of the principal executive officer and each director of Jennison. The address of each person is 466 Lexington Avenue, New York, NY 10017.



NAME                                 POSITION AND PRINCIPAL OCCUPATION
------------------------------------ -------------------------------------------------------------------------------
Michael A. Del Balso                 Director; Executive Vice President
------------------------------------ -------------------------------------------------------------------------------
Mary-Jane Flaherty                   Director
------------------------------------ -------------------------------------------------------------------------------
John H. Hobbs                        Chairman; Chief Executive Officer
------------------------------------ -------------------------------------------------------------------------------
Karen E. Kohler                      Director; Senior Vice President; Chief Compliance Officer; Treasurer and
                                     Secretary
------------------------------------ -------------------------------------------------------------------------------
Kathleen A. McCarragher              Director; Executive Vice President
------------------------------------ -------------------------------------------------------------------------------
Spiros Segalas                       Director; President and Chief Investment Officer
------------------------------------ -------------------------------------------------------------------------------
Victor Sim                           Director
------------------------------------ -------------------------------------------------------------------------------
Kevin C. Uebelein                    Director
------------------------------------ -------------------------------------------------------------------------------
Bernard B. Winograd                  Director
------------------------------------ -------------------------------------------------------------------------------
Philip N. Russo                      Director
------------------------------------ -------------------------------------------------------------------------------



------------------------------------ -------------------------------------------------------------------------------
John R. Strangfeld                   Director; Chief Executive Officer Prudential Global Asset Management and
                                     Chief Executive Officer of Prudential Securities Incorporated
------------------------------------ -------------------------------------------------------------------------------


MATTERS CONSIDERED BY THE COMMITTEE

     On August 22, 2000, the VCA-2 Committee, including all of the independent members, approved the proposal to present the New Subadvisory Agreement with Jennison to persons having voting rights. The VCA-2 Committee received materials relating to the New Subadvisory Agreement in advance of the meeting and had the opportunity to ask questions and request further information in connection with such consideration. The VCA-2 Committee considered that the New Subadvisory Agreement is substantially the same as the Previous Subadvisory Agreement. The only significant differences are that under the New Subadvisory Agreement PIFM will pay Jennison rather than PIC the subadvisory fee and the subadvisory fee will be 0.125% of the average daily net assets for the portion of VCA-2 managed by Jennison, rather than a reimbursement of costs and expenses. The VCA-2 Committee also considered that it is appropriate to switch subadvisory agreements for VCA-2 in light of the transition of all equity management from PIC to Jennison. The VCA-2 Committee concluded that approving the New Subadvisory Agreement was in the best interest of VCA-2 and the persons having voting rights in VCA-2.


THE COMMITTEE OF VCA-2 RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

                                                                       Exhibit A
                    PRUDENTIAL VARIABLE CONTRACT ACCOUNT - 2

                              MANAGEMENT AGREEMENT

     Agreement made this ___ day of _______, _____, between Prudential Variable Contract Account - 2, a separate account of The Prudential Insurance Company of America (the Fund), and Prudential Investments Fund Management LLC, a New York limited liability company (the Manager).

                               W I T N E S S E T H

     WHEREAS, the Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act); and

     WHEREAS, the Fund desires to retain the Manager to render or contract to obtain as hereinafter provided investment advisory services to the Fund and the Fund also desires to avail itself of the facilities available to the Manager with respect to the administration of its day to day business affairs, and the Manager is willing to render such investment advisory and administrative services;

     NOW, THEREFORE, the parties agree as follows:

     1. The Fund hereby appoints the Manager to act as manager of the Fund and as administrator of its business affairs for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to render the services herein described, for the compensation herein provided. The Manager is authorized to enter into a subadvisory agreement with Jennison Associates LLC, or any other sub-adviser, whether or not affiliated with Prudential (each, a Subadviser) pursuant to which such Subadviser shall furnish to the Fund the investment advisory services in connection with the management of the Fund (each, a Subadvisory Agreement). The Manager is authorized to retain more than one Subadviser, and if there is more than one Subadviser, the Manager is authorized to allocate the Fund's assets among the Subadvisers. The Manager will continue to have responsibility for all investment advisory services furnished pursuant to any Subadvisory Agreement. The Fund and Manager understand and agree that Manager will manage the Fund in a "manager-of-managers" style, which contemplates that Manager will, among other things, (i) continually evaluate the performance of each Subadviser through quantitative and qualitative analysis and consultations with such Subadviser (ii) periodically make recommendations to the Fund's Committee as to whether the contract with one or more Subadvisers should be renewed, modified, or terminated and (iii) periodically report to the Fund's Committee regarding the results of its evaluation and monitoring functions.

The Fund recognizes that a Subadviser's services may be terminated or modified pursuant to this process, and that the Manager may appoint a new Subadviser for a Subadviser that is so removed.

     2. Subject to the supervision of the Committee of the Fund, the Manager shall administer the Fund's business affairs and, in connection therewith, shall furnish the Fund with office facilities and with clerical, bookkeeping and recordkeeping services at such office facilities and, subject to Section 1 hereof and any Subadvisory Agreement, the Manager shall manage the investment operations of the Fund and the composition of the Fund's portfolio investments, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies and restrictions as stated in the Fund's SEC registration statement, and subject to the following understandings:

          (a) The Manager (or a Subadviser under the Manager's supervision) shall provide supervision of the Fund's investments, and shall determine from time to time what investments or securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested as cash.

          (b) The Manager, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Plan of Operations, Rules and Regulations of the Fund, the Fund's SEC registration statement, and the instructions and directions of the Committee of the Fund, and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations. In connection therewith, the Manager shall, among other things, prepare and file (or cause to be prepared and filed) such reports as are, or may in the future be, required by the Securities and Exchange Commission.

          (c) The Manager (or the Subadviser under the Manager's supervision) shall determine the securities and futures contracts to be purchased or sold by the Fund and will place orders pursuant to its determinations with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated) in conformity with the policy with respect to brokerage as set forth in the Fund's SEC Registration Statement or as the Committee may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Manager (or the Subadviser under the Manager's supervision) will give primary consideration to securing the most favorable price and efficient execution. Consistent with this policy, the Manager (or Subadviser under the Manager's supervision) may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which other clients of the Manager (or Subadviser) may be a party. It is understood that Prudential Securities Incorporated (or a broker-dealer affiliated with a Subadviser) may be used as principal broker for securities transactions, but that no formula has been adopted for allocation of the Fund's investment transaction business. It is also understood that it is desirable for the Fund that the Manager (or Subadviser) have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants, and that such brokers or FCMs may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers or futures commission merchants on the basis of seeking the most favorable price and efficient execution. Therefore, the Manager (or the Subadviser under the Manager's supervision) is authorized to pay higher brokerage commissions for the purchase and sale of securities and futures contracts for the Fund to brokers or futures commission merchants who provide such research and analysis, subject to review by the Fund's Committee from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such broker or futures commission merchant may be useful to the Manager (or the Subadviser) in connection with its services to other clients.

          On occasions when the Manager (or a Subadviser under the Manager's supervision) deems the purchase or sale of a security or a futures contract to be in the best interest of the Fund as well as other clients of the Manager (or the Subadviser) the Manager (or Subadviser), to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager (or the Subadviser) in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

          (d) The Manager (or the Subadviser under the Manager's supervision) shall maintain all books and records with respect to the Fund's portfolio transactions and shall render to the Fund's Committee such periodic and special reports as the Committee may reasonably request.

          (e) The Manager (or the Subadviser under the Manager's supervision) shall be responsible for the financial and accounting records to be maintained by the Fund (including those being maintained by the Fund's Custodian).

          (f) The Manager (or the Subadviser under the Manager's supervision) shall provide the Fund's Custodian on each business day information relating to all transactions concerning the Fund's assets.

          (g) The investment management services of the Manager to the Fund under this Agreement are not to be deemed exclusive, and the Manager shall be free to render similar services to others.

          (h) The Manager shall make reasonably available its employees and officers for consultation with any of the Committee members, officers, or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities.

     3. The Fund has delivered to the Manager copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

          (a) Rules and Regulations of the Fund (such Rules and Regulations, as in effect on the date hereof and as amended from time to time, are herein called the "Rules and Regulations");

          (b) Certified resolutions of the Committee members of the Fund authorizing the appointment of the Manager and approving the form of this agreement;

          (c) Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-3 (the Registration Statement), as filed with the Securities and Exchange Commission (the Commission) relating to the Fund and its shares of beneficial interest and all amendments thereto; and

          (d) Prospectus and Statement of Additional Information of the Fund.

     4. The Manager shall authorize and permit any of its officers and employees who may be elected as Committee members or officers of the Fund to serve in the capacities in which they are elected. All services to be furnished by the Manager under this Agreement may be furnished through the medium of any such officers or employees of the Manager.

     5. The Manager shall keep the Fund's books and records required to be maintained by it pursuant to paragraph 2 hereof. The Manager agrees that all records which it maintains for the Fund are the property of the Fund, and it will surrender promptly to the Fund any such records upon the Fund's request, provided however that the Manager may retain a copy of such records. The Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by the Manager pursuant to Paragraph 2 hereof.

     6. During the term of this Agreement, the Manager shall pay the following expenses:

          (a) the salaries and expenses of all Committee members, officers, and employees of the Fund and the Manager,

          (b) all expenses incurred by the Manager in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund herein,

          (c) the costs and expenses payable to a Subadviser pursuant to a Subadvisory Agreement,

          (d) the registration of the Fund and its shares of capital stock for the offer or sale under federal and state securities laws,

          (e) the preparation, printing and distribution of prospectuses for the Fund, and advertising and sales literature referring to the Fund for use and offering any security to the public,

          (f) the preparation and distribution of reports and acts of the Fund required by and under federal and state securities laws,

          (g) the legal and auditing services that may be required by the Fund,

          (h) the conduct of annual and special meetings of persons having voting rights, and

          (i) the custodial and safekeeping services that may be required by the Fund.

     7. The Fund assumes and will pay the expenses described below:

          (a) brokers' commissions, issue or transfer taxes and other charges and fees directly attributable to the Fund in connection with its securities and futures transactions,

          (b) all taxes and corporate fees payable by the Fund to federal, state or other governmental agencies,

          (c) the cost of fidelity, Committee members' and officers' and errors and omissions insurance,

          (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business, and

          (e) any expenses assumed by the Fund pursuant to a Distribution and Service Plan adopted in a manner that is consistent with Rule 12b-1 under the 1940 Act.

     8. For the services provided and the expenses assumed pursuant to this Agreement, the Fund will pay to the Manager as full compensation therefor a fee at the annual rate of 0.125% of the Fund's average daily net assets.

     9. The Manager shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

     10. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Committee of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940
Act) of the Fund, or by the Manager at any time, without the payment of any penalty, on not more than 60 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act). Manager will provide written notice to the New Jersey Department of Banking and Insurance ("NJ") at least 30 days in advance of Manager's termination of this Agreement, and will notify NJ of a termination of this Agreement initiated by the Committee or securityholders immediately after it learns of such termination.

     11. Nothing in this Agreement shall limit or restrict the right of any officer or employee of the Manager who may also be a Committee member, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the right of the Manager to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

     12. Except as otherwise provided herein or authorized by the Committee of the Fund from time to time, the Manager shall for all purposes herein be deemed to be an independent contractor, and shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

     13. During the term of this Agreement, the Fund agrees to furnish the Manager at its principal office all prospectuses, proxy statements, reports to participants, sales literature, or other material prepared for distribution to participants in the Fund or the public, which refer in any way to the Manager, prior to use thereof and not to use such material if the Manager reasonably objects in writing within five business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, the Fund will continue to furnish to the Manager copies of any of the above- mentioned materials which refer in any way to the Manager. Sales literature may be furnished to the Manager hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery. The Fund shall furnish or otherwise make available to the Manager such other information relating to the business affairs of the Fund as the Manager at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

     14. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act. Any amendment or modification of this Agreement will not be effective unless the amendment or modification is: (a) filed with the New Jersey Department of Banking and Insurance (the "NJDBI") at least 30 days prior to the proposed effective date; (b) not disapproved by the NJDBI; (c) made in writing; and (d) signed by the parties hereto.

     15. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to Prudential Investments Fund Management LLC at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (2) to Prudential Variable Contract Account-2 at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: President.

     16. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey.

     17. This Agreement supercedes any previous investment management agreement with respect to the Fund.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.



                                    PRUDENTIAL VARIABLE CONTRACT ACCOUNT - 2


                                    By:
                                       -----------------------------------------

                                    PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC


                                    By:
                                       -----------------------------------------

                                                                       Exhibit B
                     PRUDENTIAL VARIABLE CONTRACT ACCOUNT-2

                              SUBADVISORY AGREEMENT

     Agreement made as of this ___ day of _______, ______ between Prudential Investments Fund Management LLC (PIFM or the Manager) and Jennison Associates LLC (the Subadviser or Jennison).

     WHEREAS, the Manager has entered into a Management Agreement, dated _____, _____ (the Management Agreement), with Prudential Variable Contract Account-2 (the Fund), a diversified open-end management investment company registered under the Investment Company Act of 1940 (the 1940 Act), pursuant to which PIFM will act as Manager of the Fund; and

     WHEREAS, PIFM desires to retain the Subadviser to provide investment advisory services to the Fund, and the Subadviser is willing to render such investment advisory services; and

     NOW, THEREFORE, the Parties agree as follows:

     1. (a) Subject to the supervision of the Manager and the Committee of the Fund, the Subadviser shall manage the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies and restrictions as stated in the Prospectus (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

               (i) The Subadviser shall provide supervision of the Fund's investments and determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested as cash.

               (ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Plan of Operations, Rules and Regulations, Prospectus of the Fund, and the instructions and directions of the Manager and of the Committee of the Fund, and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986 and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission.

               (iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by the Fund, and will place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated) to carry out the policy with respect to brokerage as set forth in the Fund's Prospectus or as the Committee of the Fund may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. It is understood that Prudential Securities Incorporated may be used as principal broker for securities transactions, but that no formula has been adopted for allocation of the Fund's investment transaction business. It is also understood that it is desirable for the Fund that the Subadviser have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Subadviser is authorized to place orders for the purchase and sale of securities and futures contracts for the Fund with such brokers or futures commission merchants, subject to review by the Fund's Committee from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers or futures commission merchants may be useful to the Subadviser in connection with the Subadviser's services to other clients.

               On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

               (iv) The Subadviser shall maintain all books and records with respect to the Fund's portfolio transactions required by subparagraphs
          (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Fund's Committee such periodic and special reports as the Committee may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Committee members, officers, or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities.

               (v) The Subadviser shall provide the Fund's Custodian on each business day with information relating to all transactions concerning the Fund's assets, and shall provide the Manager with such information upon request of the Manager.

               (vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, Subadviser and Manager understand and agree that Manager manages the Fund in a "manager-of-managers" style, which contemplates that Manager will, among other things, (i) continually evaluate the performance of the subadviser through quantitative and qualitative analysis and consultations with such subadviser (ii) periodically make recommendations to the Fund's Committee as to whether the contract with one or more subadvisers should be renewed, modified, or terminated and (iii) periodically report to the Fund's Committee regarding the results of its evaluation and monitoring functions. Subadviser recognizes that its services may be terminated or modified pursuant to this process.

          (b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Committee members or officers of the Fund to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

          (c) The Subadviser shall keep the Fund's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadviser's services hereunder needed by the Manager to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser will surrender promptly to the Fund any of such records upon the Fund's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

     2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement.

     3. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement.

     4. For the services provided pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, an annual fee (payable quarterly) equal to 0.125% of the Fund's average daily net assets under the management of the Subadviser.

     5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Committee of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940
Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement.

     6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers, or employees who may also be a Committee member, officer, or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

     7. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to participants, sales literature or other material prepared for distribution to participants in the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

     8. This Agreement may be amended by mutual consent.

     9. This Agreement shall be governed by the laws of the State of New Jersey.

     IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.



                                    PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC

                                    BY:
                                       -----------------------------------------


                                    JENNISON ASSOCIATES LLC

                                    BY:
                                       -----------------------------------------

PROXY TABULATOR           VOTE TODAY BY MAIL BY RETURNING THE VOTING INSTRUCTION
P.O. BOX 9132             CARD IN THE ENCLOSED ENVELOPE, BY TOUCH-TONE TELEPHONE
HINGHAM, MA 02043-9132    BY CALLING 1-888-221-0697, OR BY THE INTERNET BY
                          LOGGING ON TO WWW.PROXYWEB.COM.



                       Please fold and detach card at perforation before mailing

                                                         VOTING INSTRUCTION FORM

THE COMMITTEE OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-2 ("VCA-2") HEREBY SOLICITS YOUR VOTING INSTRUCTIONS IN CONNECTION WITH THE SPECIAL MEETING OF PERSONS HAVING VOTING RIGHTS IN VCA-2 SCHEDULED FOR FEBRUARY 9, 2001, AT THE OFFICES OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, GATEWAY CENTER 3, 100 MULBERRY STREET, 14TH FLOOR, NEWARK, NEW JERSEY AT 9:00 A.M.

I (we), the undersigned, hereby instruct VCA-2 to vote the VCA-2 units to which I (we), the undersigned, am (are) entitled to give instructions as indicated on the reverse side of this form.


                                                     Date________________, 2001

                                                     Each person having voting
                                                     rights should sign as
                                                     his/her name appears on
                                                     this form; if a contract is
                                                     owned jointly, each owner
                                                     should sign; if a contract
                                                     is held in a fiduciary
                                                     capacity, the fiduciary
                                                     should sign and indicate
                                                     his/her fiduciary capacity.

                                                     ---------------------------
                                                     |                         |
                                                     |                         |
                                                     |                         |
                                                     ---------------------------
                                                     Signature(s)/Fiduciary
                                                     Capacity, if applicable

--------------------------------------------------------------------------------
      NOTE: YOUR VOTING INSTRUCTION FORM IS NOT VALID UNLESS IT IS SIGNED. PLEASE BE SURE TO SIGN YOUR VOTING INSTRUCTION FORM ON THE REVERSE SIDE.
--------------------------------------------------------------------------------

           Please fold and detach card at perforation before mailing



VOTING INSTRUCTION FORM

     THE COMMITTEE OF VCA-2 RECOMMENDS THAT YOU VOTE "FOR" ALL OF THE PROPOSALS

          PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW

                                                         FOR   AGAINST   ABSTAIN

(1)  To approve a "manager-of-managers" structure for
     VCA-2 under which the VCA-2 Committee may enter
     into and make changes to subadvisory agreements
     without approval of persons having voting rights.   [ ]     [ ]       [ ]

(2)  To approve a new management agreement with
     Prudential Investments Fund Management LLC.         [ ]     [ ]       [ ]

(3)  To approve a new subadvisory agreement with
     Jennison Associates LLC, an affiliate of The
     Prudential Insurance Company of America.            [ ]     [ ]       [ ]

                   THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-2
                 SPECIAL MEETING OF PERSONS HAVING VOTING RIGHTS
                                FEBRUARY 9, 2001

As a person having voting rights in the Prudential Variable Contract Account-2 ("VCA-2") on the record date of December 29, 2000, you are entitled to give VCA-2 voting instructions on the enclosed Voting Instruction Form for the three proposals described in the accompanying proxy statement and expected to be voted upon at the special meeting of persons having voting rights in VCA-2 scheduled for February 9, 2001.

We will vote the appropriate number of VCA-2 units pursuant to the instructions given. IF NO CHOICE IS MADE AS TO ANY OR ALL OF PROPOSALS 1 THROUGH 3, WE WILL VOTE "FOR" ANY SUCH PROPOSAL. WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING, WE WILL VOTE IN ACCORDANCE WITH OUR BEST JUDGMENT.

To execute your voting instructions:

     o    Sign and date the Voting Instruction Form.

     o Mark your instructions on the reverse side of the form. NOTE: If you wish to vote "FOR" all proposals, as the Committee recommends, simply fill in the box on the front side of the form.

     o    Return the form in the enclosed postage-paid envelope.

     o If you wish to vote via the Internet, log on to www.proxyweb.com, enter the control number shown on the Voting Instruction Form and follow the instructions.

     o If you wish to vote by touch-tone telephone, dial 1-888-221-0697, enter the control number shown on the Voting Instruction Form and follow the voice prompts.

     NOTE: IF YOU VOTE BY INTERNET OR TELEPHONE, PLEASE DO NOT RETURN YOUR VOTING INSTRUCTION FORM.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY TO SAVE VCA-2 THE COST OF ADDITIONAL SOLICITATION.